Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
Registration File No.: 333-237048
FIRST SENTIER GLOBAL LISTED INFRASTRUCTURE FUND
(the “Fund”)
A SERIES OF DATUM ONE SERIES TRUST
Supplement dated December 8, 2025
To the Summary Prospectus, Prospectus and Statement of Additional Information dated November 3, 2025
Effective December 8, 2025, the sections entitled “FUND SUMMARY – Fees and Expenses” and “FUND SUMMARY – Fees and Expenses – Example” on page 1 of the Fund’s Summary Prospectus and on page 8 of the Prospectus are deleted in their entirety and replaced with the following:
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.
Shareholder Fees (Fees paid directly from your investment)

Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class I Shares
Management Fee	0.75%
Distribution (Rule 12b‑1) Fees	None
Other Expenses(1)	0.29%
Shareholder Servicing Plan Fee(2)	0.00%
Total Annual Fund Operating Expenses	1.04%
Fee Waivers and Expense Reimbursements(3)	-0.29%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

(1)
Other Expenses have been adjusted from amounts incurred during the fiscal year ended October 31, 2024, of the Global Listed Fund’s predecessor to reflect estimated current expenses. The First Sentier Global Listed Infrastructure Fund, a series of Advisors Series Trust, was the predecessor to the Fund (the “Global Listed Predecessor Fund”).

(2)
The Global Listed Fund may accrue up to 0.10% in “Shareholder Servicing Plan Fee” of the average daily net assets of the Fund’s shares. Effective December 8, 2025, the Fund’s accrual is set at 0.00% through at least May 20, 2027, and any accrual increase must first be approved by the Board of Trustees (the “Board”).

(3)
Effective December 8, 2025, First Sentier Investors (US) LLC (the “Adviser”), the Fund’s investment adviser, contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and any other class-specific expenses, such as shareholder servicing plan fees) exceed 0.75% of the average daily net assets of the Fund through May 20, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board or upon termination of the Investment Management Agreement.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one‑year period and the first year of the three-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$77	$302	$546	$1,245
Effective December 8, 2025, the section entitled “INVESTING IN THE FUNDS – Management Fees – Expense Limitations and Waivers” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:
Expense Limitations and Waivers
The Adviser has contractually agreed to waive its fees and/or reimburse the Funds for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that each Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies (as determined under generally accepted principles, and any other class-specific expenses, such as shareholder servicing plan fee)) exceed the amounts shown below of each Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least May 20, 2027, after which the contractual agreement will be automatically extended for one‑year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust or upon termination of the Investment Management Agreement.

Fund	Expense Cap (as a percentage of average daily net assets)
First Sentier American Listed Infrastructure Fund	0.75%
First Sentier Global Listed Infrastructure Fund	0.75	%*

*	Effective December 8, 2025

Effective December 8, 2025, the section entitled “THE INVESTMENT ADVISER, SUB‑ADVISER AND ADMINISTRATOR – Expense Limitations and Waivers” on page 23 of the Statement of Additional Information is deleted in its entirety and replaced with the following:
Expense Limitations and Waivers. The Adviser has contractually agreed to waive its fees payable under the Investment Management Agreement (but not below zero) and/or reimburse the Funds for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that a Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and any other class-specific expenses, such as shareholder servicing plan fees (as determined under generally accepted principles)) exceed the amounts shown below of a Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least May 20, 2027, and will automatically be extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust, or upon termination of the Investment Management Agreement.

Fund	Expense Cap (as a percentage of average daily net assets)
First Sentier American Listed Infrastructure Fund	0.75%
First Sentier Global Listed Infrastructure Fund	0.75	%*

*	Effective December 8, 2025
This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.

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